UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 30, 2008
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2, LP
(Exact name of registrant as specified in its charter)

DELAWARE	0-11723	94-2883067

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification No.)
organization)
55 BEATTIE PLACE
POST OFFICE BOX 1089
GREENVILLE, SOUTH CAROLINA 29602
(Address of principal executive offices)           (Zip Code)

Registrant’s telephone number, including area code (864)239-1000

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. Material Modification to Rights of Security Holders
ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.1
EX-3.2

ITEM 3.03. Material Modification to Rights of Security Holders.
     On December 30, 2008, ConCap Equities, Inc., general partner of Consolidated Capital Institutional Properties/2, LP, a Delaware limited partnership (the “Partnership”), amended the Partnership’s agreement of limited partnership (the “Partnership Agreement”) to reflect the termination of the Series B Interests of the Partnership.
ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The information set forth under Item 3.03 of this report is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed with this report:

Exhibit Number	Description

3.1	Seventh Amendment to the Amended and Restated Limited Partnership Agreement of Consolidated Capital Institutional Properties/2, LP, dated as of May 8, 2008.

3.2	Eighth Amendment to the Amended and Restated Limited Partnership Agreement of Consolidated Capital Institutional Properties/2, LP, dated as of December 30, 2008.

1

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2, LP

Date: December 30, 2008	By:	CONCAP EQUITIES, INC.
General Partner

	By:	/s/ Brian J. Bornhorst Brian J. Bornhorst
Vice President

2

EXHIBIT INDEX

Exhibit Number	Description

3.1	Seventh Amendment to the Amended and Restated Limited Partnership Agreement of Consolidated Capital Institutional Properties/2, LP, dated as of May 8, 2008.

3.2	Eighth Amendment to the Amended and Restated Limited Partnership Agreement of Consolidated Capital Institutional Properties/2, LP, dated as of December 30, 2008.

3